Allstate Life Insurance Company of New York
               Allstate Life of New York Variable Annuity Account
              Allstate Life of New York Variable Annuity Account II
                  Allstate Life of New York Separate Account A

                         Supplement dated June 20, 2003
                                       to
                     Prospectuses dated May 1, 2003 or later


         This Supplement is intended to be distributed with prospectuses dated May 1, 2003 for certain variable annuity contracts issued by Allstate Life Insurance Company of New York ("Allstate New York") through the above-listed variable separate accounts.

In the section entitled "More Information," the subsection providing information about Allstate New York is updated as follows:

         On June 11, 2003, Standard & Poor's changed its financial strength rating for Allstate New York from AA+ (Very Strong) to AA (Very Strong).

Please retain this supplement together with your prospectus for future reference.